U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

SYNTHETIC BLOOD INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

2-31909
(Commission File No.)

New Jersey	22-3067701
(State or Other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3189 Airway Avenue, Building C, Costa Mesa, California 92626
(Address of principal executive offices)

714-427-6363
(Registrant’s telephone number)

Not Applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 16, 2006, the board of directors of Synthetic Blood International, Inc., elected David H. Johnson as a director to fill a vacancy in the board resulting from the resignation of Howard Jones. Mr. Johnson currently serves as the Chief Financial Officer of Synthetic Blood International. He has over 25 years of financial and administrative management experience, including President and Chief Financial Officer of FirstPlus Bank. Mr. Johnson has a BA in accounting from the University of Minnesota and, previously, was a certified public accountant and a regional partner at McGladrey and Pullen, a major public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTHETIC BLOOD INTERNATIONAL, INC.

Date: February 17, 2006	By:	/s/ Robert W. Nicora
Robert W. Nicora, President